United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2009

AMCORE Financial, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	0-13393	36-3183870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (815) 968-2241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2009, AMCORE Financial, Inc.'s (the "Company") wholly-owned subsidiary, AMCORE Bank, N.A. (the "Seller"), entered into a definitive agreement (the "Branch Sale Agreement") with Midland States Bank (the "Buyer") of Effingham, Illinois, to sell twelve branches and two drive-up facilities located in the Illinois communities of Dixon, Freeport, Mendota, Oregon, Peru, Princeton, Rock Falls and Sterling. The transaction includes approximately $480 million in loans, $540 million in deposits and sweep accounts, up to $400 million in trust and brokerage account relationships, as well as the branch facilities, related fixed assets and leases.

In connection with the sale, the Seller will receive a 1.5% deposit premium and a $1.5 million trust account premium. The transaction, which is subject to regulatory and other customary closing conditions, is expected to close in first quarter 2010.

The foregoing description of the Branch Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Branch Sale Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K.

Item 7.01. Regulation FD

On January 5, 2010, the Company announced that its wholly-owned subsidiary, AMCORE Bank, N.A. entered into an agreement with Midland States Bank to sell twelve branches and two drive-up facilities located in various Illinois communities. The press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Branch Sale Agreement, dated December 31, 2009*

99.1	Press Release, dated January 5, 2010

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCORE Financial, Inc. (Registrant)
January 5, 2010 (Date)	/s/ JUDITH CARRE SUTFIN Judith Carre Sutfin Executive Vice President and Chief Financial Officer, (Duly authorized officer of the registrant and principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Branch Sale Agreement, dated December 31, 2009*

99.1	Press Release, dated January 5, 2010

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.